Exhibit 2.3



                         Consent of Independent Auditors



We consent to the incorporation, by reference in the Registration Statement on Form S-8 (No. 333-03260) pertaining to the Littelfuse, Inc. 401(k) Savings
(Plan), of our report dated May 13, 1999, with respect to the financial statements and schedules of the Littelfuse, Inc. 401(k) Savings Plan included in this Annual Report (Form 11-K) for the year ended December 31, 1998.


                                                           Ernst & Young LLP
June 25, 1999
Chicago, Illinois